Exhibit 99.2

LIVE CURRENT MEDIA INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

LIVE CURRENT MEDIA INC.
AND ENTITY INC.

Pro Forma Consolidated Financial Statements
(stated in US Dollars)
(unaudited)

Contents

Page

Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet
as of March 31, 2008 (unaudited)	F-2

Pro Forma Consolidated Statements of Operations
for the three months ended March 31, 2008 (unaudited)	F-3

Pro Forma Consolidated Statements of Operations
for the year ended December 31, 2007 (unaudited)	F-4

Notes to Pro Forma Consolidated Financial Statements (unaudited)	F-5

 Live Current Media Inc.
And Entity, Inc.
 Pro Forma Consolidated Balance Sheet
 (unaudited)

	Historical Entity, Inc May 22, 2008	Historical Live Current Media March 31, 2008	Pro Forma Adjustments	Note Reference	Pro Forma Combined
ASSETS
Current
Cash and cash equivalents	3,066	4,905,745	(1,046,695)	3a	3,607,329
			(254,787)	3i
Accounts receivable (net)	-	142,220	-		142,220
Prepaid expenses and deposits	-	165,062	(67,093)	3g	97,969
Current portion of investment in sales-type lease	-	140,540	-		140,540
Total current assets	3,066	5,353,567	(1,368,575)		3,988,058

Long-term portion of investment in sales-type lease	-	23,423	-		23,423
Deferred acquisition costs	-	121,265	(121,265)	3i	-
Property & equipment	7,663	314,600	925,000	3h	861,847
			(385,416)	3j
Share subscription receivable	780	-	-		780
Web development costs	-	147,025	-		147,025
Intangible assets	-	1,625,881	-		1,625,881
Goodwill	-	-	2,417,296	3h	2,417,296
Total Assets	11,509	7,585,761	1,467,040		9,064,310

LIABILITIES AND STOCKHOLDERS' EQUITY
Current
Accounts payable and accrued liabilities	85,622	1,311,817			1,397,439
Due to shareholders of Auctomatic	-	-	640,000	3b	1,109,371
			160,000	3c
			260,211	3e
			49,160	3e
Deferred revenue	-	19,644	-		19,644
Current portion of deferred lease inducements	-	20,138	-		20,138
Loan payable	67,317	-	(67,317)	3g	-
Total current liabilities	152,939	1,351,599	1,042,054		2,546,592

Deferred lease inducements	-	70,483	-		70,483
Total Liabilities	152,939	1,422,082	1,042,054		2,617,075

STOCKHOLDERS' EQUITY
Common stock	862	12,456	586	3d	13,042
			(862)	3f
Additional paid-in capital	154,192	10,671,119	1,137,533	3d	11,808,652
			(154,192)	3f
Accumulated deficit	(296,484)	(4,519,896)	(160,000)	3c	(5,374,459)
			(260,211)	3e
			(49,160)	3e
			296,484	3f
			224	3g
			(385,416)	3j
Total Stockholders' Equity	(141,430)	6,163,679	424,986		6,447,235
Total Liabilities and Stockholders' Equity	11,509	7,585,761	1,467,040		9,064,310

See accompanying notes to unaudited pro forma consolidated financial statements

Live Current Media Inc.
And Entity, Inc.
Pro Forma Consolidated Statement of Operations
 (unaudited)

	Historical Entity, Inc February 23 - May 22, 2008	Historical Live Current Media January 1 - March 31, 2008	Pro Forma Adjustments	Note Reference	Pro Forma Combined
SALES
Health and Beauty eCommerce	-	1,824,369	-		1,824,369
Other eCommerce	-	455	-		455
Domain name leasing and advertising	-	27,836	-		27,836
Total Sales	-	1,852,660	-		1,852,660

COST OF SALES
Health and Beauty eCommerce	-	1,489,691	-		1,489,691
Other eCommerce	-	552	-		552
Total Cost of Sales	-	1,490,243	-		1,490,243

GROSS PROFIT		362,417			362,417

EXPENSES
Amortization and depreciation	1,080	15,266	77,083	3j	93,429
Corporate general and administrative	8,892	447,895	-		456,787
ECommerce general and administrative	-	169,813	-		169,813
Management fees and employee salaries	91,370	1,073,546	65,053	3e	1,229,969
Corporate marketing	-	26,459	-		26,459
ECommerce marketing	-	149,187	-		149,187
Expenses related to Cricket.com	-	55,317	-		55,317
Other expenses	-	629,856	-		629,856
Interest Expense	2,476		(224)	3g	42,252
			40,000	3c
Loss on sale of equipment	2,217		-		2,217
Total Expenses	106,035	2,567,339	181,912		2,855,286

LOSS BEFORE OTHER ITEMS	(106,035)	(2,204,922)	(181,912)		(2,492,869)

Net proceeds from sales-type lease of domain names	-	168,206	-		168,206
Interest and investment income	-	42,498	-		42,498
NET LOSS FOR THE PERIOD	(106,035)	(1,994,218)	(181,912)		(2,282,165)

BASIC AND DILUTED LOSS PER SHARE	(0.01)	(0.10)	0.02		(0.11)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING - BASIC AND DILUTED	8,621,621	19,970,334	586,403	3d	20,556,737
			(8,621,621)	3f

See accompanying notes to unaudited pro forma consolidated financial statements

Live Current Media Inc.
And Entity, Inc.
Pro Forma Consolidated Statement of Operations
 (unaudited)

	Historical Entity, Inc May 21, 2007 - February 22, 2008	Historical Live Current Media January 1 - December 31, 2007	Pro Forma Adjustments	Note Reference	Pro Forma Combined
SALES
Health and Beauty eCommerce	-	8,593,811	-		8,593,811
Other eCommerce	-	-	-		-
Domain name leasing and advertising	-	449,613	-		449,613
Miscellaneous	5,200	35,810	-		41,010
Total Sales	5,200	9,079,234	-		9,084,434

COST OF SALES
Health and Beauty eCommerce	-	7,021,473	-		7,021,473
Other eCommerce	-	-	-		-
Total Cost of Sales	-	7,021,473	-		7,021,473

GROSS PROFIT	5,200	2,057,761	-		2,062,961

EXPENSES
Amortization and depreciation	998	29,169	308,333	3j	338,500
Corporate general and administrative	120,171	1,007,038	-		1,127,209
ECommerce general and administrative	-	-	-		-
Management fees and employee salaries	70,778	1,981,051	260,211	3e	2,312,040
Corporate marketing	-	817,101	-		817,101
ECommerce marketing	-	-	-		-
Expenses related to Cricket.com	-	-	-		-
Other expenses	-	637,730	-		637,730
Interest Expense	3,702	-	160,000	3c	163,702
Loss on sale of equipment	-	-	-		-
Total Expenses	195,649	4,472,089	728,544		5,396,282

LOSS BEFORE OTHER ITEMS	(190,449)	(2,414,328)	(728,544)		(3,333,321)

Net proceeds from sales-type lease of domain names	-	119,574	-		119,574
Gain on disposal of subsidiary Frequenttraveler.com Inc	-	276,805	-		276,805
NET LOSS FOR THE PERIOD	(190,449)	(2,017,949)	(728,544)		(2,936,942)

BASIC AND DILUTED LOSS PER SHARE	$(0.02)	$(0.11)	$0.10		$(0.15)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING - BASIC AND DILUTED	7,804,285	19,070,236	586,403	3d	19,656,639
			(7,804,285)	3f

See accompanying notes to unaudited pro forma consolidated financial statements

Live Current Media Inc.
And Entity, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

In May 2008, Communicate.com Delaware Inc. (“Delaware”), a wholly-owned subsidiary of Live Current Media Inc. (“LCM”), merged with Entity Inc. (“Auctomatic”).  The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of LCM for the year ended December 31, 2007 and the three months ended March 31, 2008, and the historical financial statements of Auctomatic for the year ended February 22, 2008 and the three months ended May 22, 2008.  The unaudited pro forma consolidated financial statements should be read in conjunction with LCM’s audited consolidated financial statements and related notes for the year ended December 31, 2007 included in LCM’s Annual Report on Form 10-KSB for the year ended December 31, 2007, LCM’s unaudited consolidated financial statements and related notes for the three months ended March 31, 2008 included in LCM’s Quarterly Report on Form 10-Q for the period ended March 31, 2008, and Auctomatic’s audited consolidated financial statements and related notes for the year ended May 22, 2008 included in this Form 8-K/A.

The accompanying unaudited pro forma consolidated financial statements give effect to the merger of Auctomatic and Delaware as if the merger had occurred on January 1, 2007 in the case of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2007, on January 1, 2008 in the case of the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2008, and on March 31, 2008 in the case of the unaudited pro forma consolidated balance sheet.  The Auctomatic statements of operations included in the separate unaudited pro forma consolidated statements of operations are derived from the first three quarters of the fiscal year ended May 22, 2008 and the fourth quarter of that fiscal year.  The merger has been accounted for as a purchase in conformity with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.”  The total cost of the acquisition has been allocated to the preliminary estimates of assets acquired and liabilities assumed based on their respective estimated fair values as of May 22, 2008.  The excess of purchase price over the preliminary fair values of the net assets acquired has been allocated to goodwill. The preliminary allocation of the purchase price is subject to the final purchase price allocation and the resulting effect on income from operations may differ from the pro forma amounts included in this Current Report on Form 8-K/A.  The unaudited pro forma consolidated financial statements presented below do not reflect any anticipated operating efficiencies or cost savings from the integration of the Auctomatic business into LCMs business.

The unaudited pro forma consolidated financial statements reflect pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions LCM’s management believes are reasonable, but may be revised as additional information becomes available.  LCM has made, in the opinion of management, all adjustments that are necessary to present fairly the unaudited pro forma consolidated financial information.  The unaudited pro forma consolidated financial statements should not be considered indicative of actual results that would have been achieved had the merger been completed as of the dates indicated and do not purport to project the financial condition or results of operations for any future date or period.

NOTE 2 - BUSINESS ACQUISITION

In the preparation of these unaudited pro forma consolidated financial statements, the purchase price consideration has been allocated on a preliminary basis to the fair value of the assets acquired and liabilities assumed based on Management’s best estimates and taking into account all relevant information available at the time these unaudited pro forma consolidated financial statements were prepared.  LCM will continue to review information and perform further analysis with respect to the fair values of assets and liabilities acquired prior to finalizing the purchase price allocation.  The actual purchase price allocation will be based on the fair values of assets and liabilities acquired as of the May 22, 2008 closing date and may differ from that presented in these pro forma consolidated financial statements.  The purchase price has been determined by reference to the fair value of the cash and shares of common stock consideration given up by LCM.  The preliminary allocation of the purchase price paid to the fair values of the assets and liabilities acquired is summarized in the table below:

Live Current Media Inc.
And Entity, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 2 - BUSINESS ACQUISITION (continued)

Purchase Price Paid

Cash (net of assumed liabilities)	$1,046,695
Present value of shares of common stock paid and payable to Auctomatic shareholders	1,138,119
Present value of amounts payable to Auctomatic shareholders	640,000
Transaction Costs	376,052

Total	$3,200,866

Net Assets Acquired

Assets
Cash	$3,066
Share subscriptions receivable	780
Computer hardware	7,663
Software	925,000
Goodwill	2,417,296

Less Liabilities
Accounts payable and accrued liabilities	(85,622)
Loan payable	(67,317)

Net Assets Acquired	$3,200,866

NOTE 3 - PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The following assumptions and adjustments have been made to the unaudited pro forma consolidated financial statements of LCM in each of the periods presented to reflect the Transaction:

a) Cash payments totaling $1,046,695 by LCM to the shareholders of Auctomatic upon closing have been recorded in the unaudited pro forma consolidated balance sheet as at March 31, 2008.

b) In addition to the initial cash payment of $1,046,695, amounts payable to the shareholders of Auctomatic $800,000 due on the first anniversary of the closing date were valued at a present value of $640,000 and have been recorded in the unaudited pro forma consolidated balance sheet as at March 31, 2008.

Live Current Media Inc.
And Entity, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 3 - PRO FORMA ASSUMPTIONS AND ADJUSTMENTS (continued)

c) The accretion of $160,000, or the difference between the future actual cash payment of $800,000 and the present value of the payment as noted above, has been recorded as interest expense of $160,000 in the unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 and has been recorded in the unaudited pro forma consolidated balance sheet as amounts due to shareholders of Auctomatic.  Three months of the accretion charge, or $40,000, has been recorded as interest expense in the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2008.

d) The purchase price included 1,000,007 shares of common stock of LCM.  Of this total, 586,403 shares were issued at closing with a value of $1,138,119 determined based on closing price of LCM shares on May 22, 2008, the closing date of the Transaction.  $586 of this amount has been adjusted to share capital and the balance of $1,137,533 has been adjusted to additional paid-in capital in the unaudited pro forma consolidated balance sheet as at March 31, 2008.

e) The balance of the shares, or 413,604 shares, of the common stock payable on the first, second and third anniversary of the Closing Date to the Auctomatic founders is contingent on their continuing employment with the Company or a subsidiary on each Distribution Date. Future contingent consideration of $260,211 for the first payment of common stock has been recorded as salaries expense in the unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 and has been recorded in the unaudited pro forma consolidated balance sheet as amounts due to shareholders of Auctomatic.  The future contingent consideration of $65,053 for three months of the first annual payment of common stock has been recorded as salaries expense in the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2008.

f) The net equity of Auctomatic has been eliminated in the pro forma consolidated balance sheet as a result of the application of the purchase method of accounting for the combination.

g) The loan payable of $67,093 in Auctomatic was owing to LCM and has been therefore eliminated in the pro forma consolidated balance sheet.  Interest of $224 recorded in Auctomatic as a reduction to interest expense has also been eliminated in the pro forma consolidated statement of operations for the three months ended March 31, 2008.

h) Of the total purchase price, $925,000 has been allocated to computer software and $2,417,296 to goodwill.  Refer to Note 2.

i) LCM incurred due diligence, legal and certain other costs totaling $121,265 associated with the Transaction in the first quarter of 2008, which were deferred pending the closing of the Transaction and have now been included in the purchase price allocated to the net assets acquired. Additional transaction costs of $254,787 are reflected as a reduction from cash in the pro forma consolidated balance sheet.

j) The acquired computer software has been amortized on a straight-line basis over an estimated useful life of 3 years.  Amortization of $308,333 for one year has been recorded in the unaudited pro forma consolidated statement of operations for the Auctomatic period ended February 22, 2008, and amortization of $77,083 for one quarter has been recorded in the unaudited pro forma consolidated statement of operations for the Auctomatic period ended May 22, 2008.

k) To the extent any income is generated for tax purposes by the acquired assets such income is expected to be offset for tax purposes by losses available for carry forward by LCM.  To the extent the acquired assets generate loss carryforward benefits, such amounts are not considered more likely than not to be realized. As a result, no future income tax expense or recovery has been recorded in the pro forma consolidated statements of income.

Live Current Media Inc.
And Entity, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 4 – SUBSEQUENT EVENT

Merger Agreement
The Merger Agreement closed on May 22, 2008 (the “Closing Date”).  In connection with the Merger Agreement, the stockholders of Auctomatic received in total (i) $2,000,000 cash minus $153,305 in certain assumed liabilities and (ii) 1,000,007 shares of common stock of the Company at $3.00 per share, in exchange for all the issued and outstanding shares of Auctomatic.

The consideration was paid or payable on the Closing Date as follows: (i) 340,001 shares of common stock of the Company and (ii) $1,200,000 less $153,305 in assumed liabilities.  An additional 246,402 shares of the common stock were issued and shall be distributed to the Auctomatic shareholders in three equal tranches on each of the first, second and third anniversary of the Closing Date. The remaining $800,000 of the total Cash Consideration shall be distributed on the first anniversary of the Closing Date.  All amounts of cash and common stock shall be distributed pro rata among the Auctomatic Stockholders. The distribution of the remaining 413,604 shares of the common stock will occur in three equal tranches on the first, second and third anniversary of the Closing Date to the Auctomatic founders subject to their continuing employment with the Company or a subsidiary on each Distribution Date.

Transaction costs of $376,052 have been incurred and will be allocated to the purchase price.